UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule §240.14a-12

F.N.B. Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

C/O BROADRIDGE

P.O. BOX 1342

BRENTWOOD, NY 11717

V84841-P42079

You invested in F.N.B. CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 6, 2026.

Get informed before you vote

View the Notice, 2026 Proxy Statement, 2025 Annual Report and 2025 Form 10-K online OR you can receive a free paper or email copy of voting material(s) by requesting them prior to April 22, 2026 to facilitate timely delivery. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting* May 6, 2026 8:30 AM Eastern Time
Point your camera here and
vote without entering a
control number
Virtually at: www.virtualshareholdermeeting.com/FNB2026

*Please	check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting and the more complete proxy materials, which contain important information, are available on the Internet or by mail. You are encouraged to access and review the proxy materials prior to voting. Please follow the instructions on the reverse side to vote these important matters.

									Board Recommends
Voting Items

1.	Election of 10 Directors

	Nominees:

	01)	Pamela A. Bena	04)	Mary Jo Dively	07)	David L. Motley	10)	William J. Strimbu	For
	02)	James D. Chiafullo	05)	David J. Malone	08)	Heidi A. Nicholas
	03)	Vincent J. Delie, Jr.	06)	Frank C. Mencini	09)	John S. Stanik

2.	Approval of the 2025 named executive officer compensation (an advisory, non-binding “Say on Pay” resolution).								For

3.	Ratification of appointment of Ernst & Young LLP as F.N.B. Corporation’s independent registered public accounting firm for the 2026 fiscal year.								For

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

       V84842-P42079